German American Symbol: GABC January 30-31, 2019 FIG Partners Bank CEO Forum

Presented By Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, Executive VP and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2017 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Southern Indiana Community- focused Financial Services Organization • Banking, Insurance, Investments & Trust • $4.0 Billion Total Banking Assets • $1.5 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 750+ FTEs • 65 Branch Offices 4

Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR INDIANA EMPLOYERS:

Education

- Indiana University
- Indiana University Southeast
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care

- Indiana University Health
- Baptist Health Floyd Hospital
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Health System
- Good Samaritan Hospital
- King's Daughters' Hospital
- Margaret Mary Hospital and Health
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics

- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- Batesville Services Inc
- Berry Global
- Best Chairs Inc
- Costco Home & Office Products
- Cummins, Inc. (Cummins Diesel)
- Faurecia Gladstone
- Grote Industries Inc
- Hillenbrand Inc
- Honda Manufacturing LLC
- Jasper Engines & Transmissions
- Kimball Electronics
- Kimball International, Inc.
- Koch Enterprises, Inc.
- Lowe's Distribution Center
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- TMMI
- Walmart Distribution Center
- Waupaca Foundry Inc
- Valeo Sylvania LLC

Life Sciences & Technology

- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition
- Samtec

Energy

- Duke Energy
- Vectren

German American
Banking | Insurance | Investments

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Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR KENTUCKY EMPLOYERS:

Education
- University of Kentucky
- Western Kentucky University
- Daviess County Public School System
- Fayette County Public Schools
- Warren County Public Schools

Health Care & Social Assistance
- Owensboro Health Regional Hospital
- Commonwealth Health Corp
- Baptist Health Lexington
- Family Bluegrass
- Federal Medical Center
- Lexington Clinic Pfc
- St. Joseph East Emergency
- St. Joseph Hospital
- UK Advance Eye Care
- UK Albert B Chandler Hospital
- US Veterans Medical Ctr
- VA Medical Center- Leestown

Manufacturing & Logistics
- Bowling Green Metal Forming
- Fruit of the Loom
- Ashland Oil Corporate Headquarters
- Lexmark International Inc
- General Motors Co
- UPS Customer Center
- Lockheed Martin
- Conduent, Inc.

Retail
- Amazon
- Houchens Industries

Government
- Lexington-Fayette Urban County

German American
Banking | Insurance | Investments

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Indiana 7

Kentucky Kentucky Non-Seasonally Adjusted Rate 3.5% US Non-Seasonally Adjusted Rate 3.7% 8

Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share*** Position*** Branches Heritage Markets* $ 5,154,552 33% #1 31 Evansville/Newburgh $ 4,281,629 12% #3 8 Bloomington $ 2,480,309 8% #5 3 Columbus $ 1,267,640 10% #3 5 Louisville MSA (Indiana Portion)** $ 3,188,100 4% #9 5 Total Indiana Growth $ 11,217,678 Markets * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/18 Statistics. Includes the market share of First Security Bank (merger completed 10/15/18) in Evansville/Newburgh. 9

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share* Position* Branches* Owensboro $ 2,935,148 6% #6 2 Bowling Green $ 2,541,017 4% #9 3 Lexington $ 7,403,387 .5% #20 2 Total Kentucky $ 12,879,552 Growth Markets * German American deposits adjusted to include First Security Bank (merger completed 10/15/18) deposit market share, market share position, and branches Source: FDIC 06/30/18 Statistics 10

Capitalize upon Market Strength & Growth *Heritage Markets 2018 2008** 2018 # of (millions) Deposits Share Deposits Share Increase Offices 1 German American $ 1,679 32.6% $ 1,143 26.6% 46.9% 31 2 Old National Bank $ 1,066 20.7% $ 1,283 29.8% - 16.9% 14 3 Fifth Third Bank $ 456 8.9% $ 481 11.2% -5.2% 9 Market Total $ 5,155 $ 4,303 19.8% * Heritage Markets include the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** 2008 Deposits adjusted to include branches subsequently acquired by surviving banks Source: FDIC 06/30/18 Statistics 11

Capitalize upon Market Strength & Growth Evansville/Newburgh Markets 2018* 2008** 2018 # of (millions) Deposits Share Deposits Share Increase Offices 1 Old National Bank $ 1,689 39.5% $ 1,960 51.4% -13.8% 14 2 Fifth Third Bank $ 1,256 29.3% $ 1,053 27.6% 19.3% 12 3 German American $ 498 11.6% $ 312 8.2% 59.6% 8 Market Total $ 4,282 $ 3,814 12.3% * 2018 German American deposits adjusted to include First Security Bank deposit data (merger completed 10/15/18) ** 2008 Deposits adjusted to include branches subsequently acquired by surviving banks Source: FDIC 06/30/18 Statistics 12

History of Superior Financial Performance Nine Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for 14 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard • Top 20 National Ranking for Past 4 Years (2015 – 2018) for $1 - $5 billion Publicly-traded Institutions • Top 25 Bank Ranking Among Publicly-traded Institutions of all Sizes in 2018 13

Financial Trends 14

Total Assets Annualized Return on Assets $4,000 $3,929 $3,500 $3,144 $2,956 $3,000 $2,500 $2,374 $2,237 $2,000 $1,500 1.33% 1.35% 1.38% 1.31% 1.24% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Millions) 15

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,000 $2,728 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,448 $1,250 $1,000 81% 82% 81% 81% 78% $750 $500 $250 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Millions) 16

Loan Portfolio Composition As of December 31, 2018 Total Loans $2,728.1 million Construction & Development Residential Mortgage Loans, Loans, $ 147.2 million, 5% $ 328.5 million, 12% Agricultural Loans, $ 364.7 million, 13% Home Equity Loans, $ 209.5 million, 8% Consumer Loans, Commercial Real Estate $ 65.0 million, 2% Owner Occupied, $ 265.7 million, 10% Commercial & Industrial Loans, $ 515.7 million, 19% Commercial Real Estate Non- Owner Occupied, Multi-Family Residential $ 671.5 million, 25% Properties, $ 160.3 million, 6% 1417

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.04% 1.00% 0.84% 0.76% 0.48% 0.48%* 0.50% 0.29% 0.15% 0.14% 0.38% 0.34% 0.00% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 GABC Peer Group * Peer Group Information as of 9/30/18 18

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,500 $3,073 $3,000 $2,484 $2,500 $2,350 $2,000 $1,780 $1,826 $1,500 83% 84% 84% 81% 81% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Millions) 19

Total Deposit Composition as of December 31, 2018 Total Deposits $3,072.6 million Non-Interest Bearing Demand, $716.0 million, 23% Interest Bearing Demand, Savings & Money Market, $1,768.2 million, 58% Cost of Funds 2014 0.30% 2015 0.28% 2016 0.32% Time Deposits, $588.4 million, 2017 0.40% 19% 2018 0.61% 20

Total Shareholders’ Equity Annualized Return on Equity $500 $459 $450 $400 $365 $350 $330 $300 $252 $250 $229 $200 13.21% 12.47% 12.07% $150 10.94% 11.59% $100 $50 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Millions) 21

Net Interest Income (Tax Equivalent) Net Interest Margin $140,000 $120,000 $117,345 $105,057 $99,470 $100,000 $79,072 $80,000 $76,991 $60,000 3.76% 3.75% 3.76% 3.75% 3.70% $40,000 $20,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Thousands) 22

Non-Interest Income Non-Interest Income as % of Total Revenue $40,000 $37,070 $35,000 $32,013 $31,854 $30,000 $27,444 $25,000 $23,937 $20,000 26% 24% 24% 24% $15,000 23% $10,000 $5,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/2018 (Dollars in Thousands) 23

Non-Interest Expense Efficiency Ratio $100,000 $93,553 $90,000 $80,000 $76,587 $77,803 $70,000 $61,326 $60,000 $57,713 $50,000 60.6% $40,000 58.3% 57.2% 57.6% $30,000 56.8% $20,000 $10,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Thousands) 24

Net Income & Earnings Per Share Earnings Per Share* $50,000 $46,529 $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,000 $28,344 $25,000 $1.99 $20,000 $1.77 $1.57 $1.43 $1.51 $15,000 $10,000 $5,000 $- 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 25

Why Invest in GABC? 26

Why Invest in GABC? * GABC Earnings Per Share Growth $1.99 $1.77 $1.51 $1.57 $1.43 $1.27 $1.32 $1.07 $0.81 $0.73 As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 27

Why Invest in GABC? GABC Tangible Book Value Per Share * $13.81 $13.45 $11.94 $11.57 $10.40 $8.92 $8.62 As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 28

Why Invest in GABC? * GABC Stock Price Appreciation $35.07 $35.33 $27.77 $22.21 $20.35 $18.95 $14.48 As of 12/31 for years shown *Stock Price adjusted for 3-for-2 stock split completed in 2017 29

Why Invest in GABC? Increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity 30

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 31